Exhibit 99.1

Cycurion, Inc. (NASDAQ: CYCU) Announces Updated Dividend Distribution Ratio of 0.0180 in Connection with the Previously Announced $500,000 Common Share Dividend to Be Paid on or about December 30th

MCLEAN, Va., Dec. 11, 2025 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”) today announced that, as a result of the terms contained in certain securities issued in connection with the previously announced private placement on December 5, 2025 and certain outstanding securities of the Company, it is updating the dividend distribution ratio to 0.0180 CYCU common shares for every existing CYCU common share (on a fully diluted basis) held as of the record date, or December 15, 2025, for the previously announced special dividend of CYCU shares valued at $500,000. The dividend is payable on or about December 30, 2025.

This press release updates the distribution ratio, included in the Company’s press release dated December 5, 2025 and takes into consideration those common shares issuable upon the conversion of the Company’s preferred stock and the exercise of the Company’s warrants pursuant to the terms of those securities.

Key Dividend Details

•Dividend amount: $500,000
•Form of payment: CYCU common shares
•Distribution valuation price: $6.00 (closing price on August 29, 2025)
•Total dividend shares: approximately 83,333
•Record Date: December 15, 2025
•Payment/Distribution Date: on or about December 30, 2025
•Distribution ratio: approximately 0.0180 CYCU common shares
•Any fractional shares that may be received shall be rounded down to the nearest whole share, and no cash shall be paid in lieu of fractional shares.
•Transfer Agent: Equiniti Trust Company, LLC

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated closing of the offering; the Company’s anticipated use of proceeds from the offering; the acceleration of the Company’s inorganic growth strategy; the continued execution on the Company’s backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on

Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com

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